Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares
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Supplement No. 7 dated April 15, 2015
to
Prospectus dated October 29, 2014
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This Supplement No. 7 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. dated October 29, 2014 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Distributions
On March 27, 2015, our board of directors declared a special distribution to stockholders as follows:

•	$0.1125 per share of common stock payable on June 29, 2015 to stockholders of record at the close of business on June 26, 2015.

On March 27, 2015, our board of directors declared a series of distributions for the months of April through June 2015. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02014	April 3, 2015	April 27, 2015
$0.02014	April 10, 2015	April 27, 2015
$0.02014	April 17, 2015	April 27, 2015
$0.02014	April 24, 2015	April 27, 2015
$0.02014	May 1, 2015	June 1, 2015
$0.02014	May 8, 2015	June 1, 2015
$0.02014	May 15, 2015	June 1, 2015
$0.02014	May 22, 2015	June 1, 2015
$0.02014	May 29, 2015	June 1, 2015
$0.02014	June 5, 2015	June 29, 2015
$0.02014	June 12, 2015	June 29, 2015
$0.02014	June 19, 2015	June 29, 2015
$0.02014	June 26, 2015	June 29, 2015

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.